Exhibit 99.3

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliation)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Daryl Holcomb	Nov. 18, 2010
Signature of Authorized Individual *	Date

Daryl Holcomb	Vice President
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Cash Beginning of Month	$36,772.07	$-	$1,718.81	$1,507.11	$39,997.99	$-	$39,997.99	$-

Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Cash Sales	$-	$-	$-	$-	$-	$-	$-	$-
Accounts Receivable (1)				861,747.28	861,747.28		861,747.28
Loans and Advances	731,000.00				731,000.00		731,000.00
Sale of Assets					-
Other (Attach List) (2)				(41,165.99)	(41,165.99)		(41,165.99)
Transfers (From DIP Accts.)		111,350.11	39,699.56		151,049.67		151,049.67
Change in clearings				217.35	217.35		217.35
Total Receipts	$731,000.00	$111,350.11	$39,699.56	$820,798.64	$1,702,848.31	$-	$1,702,848.31	$-

Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Net Payroll	$-	$111,350.11	$-	$-	$111,350.11	$-	$111,350.11	$-
Payroll Taxes	192.30		38,239.31		38,431.61		38,431.61
Sales, Use, & Other Taxes					-
Inventory Purchases	401,890.84				401,890.84		401,890.84
Secured/Rental/Leases	17,261.50				17,261.50		17,261.50
Insurance	40,783.12				40,783.12		40,783.12
Administrative	4,801.11				4,801.11		4,801.11
Selling					-
Other (Attach List)	153,007.72				153,007.72		153,007.72
Loan payments				820,581.29	820,581.29		820,581.29
Owner Draw *					-
Transfers (To DIP Accts)	151,049.67				151,049.67		151,049.67
					-
Professional Fees					-
U.S. Trustee Quarterly Fees					-
Court Costs					-

Total Disbursements	$768,986.26	$111,350.11	$38,239.31	$820,581.29	$1,739,156.97	$-	$1,739,156.97	$-

Net Cash Flow	(37,986.26)	-	1,460.25	217.35	(36,308.66)		(36,308.66)
(Receipts Less Disbursements)

Cash - End of Month	$(1,214.19)	$-	$3,179.06	$1,724.46	$3,689.33	$-	$3,689.33	$-
* Compensation to Sole Proprietors for Services Rendered to Bankruptcy Estate

THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for Calculating U.S. Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	$1,739,156.97
Less: Transfers to Debtor in Possession Accounts	(151,049.67)
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$1,588,107.30

(1) All receipts were swept by the lender and applied directly to the secured debt.
(2) Forward of receipts belonging to Zippo Mfg to Zippo.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	8/17/10 - 9/30/10

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		Tax				Cash Collateral		Operating		Payroll		Other
	Wells Fargo Bank, NA		Wells Fargo Bank, NA				Capital One Bank		Capital One Bank		Capital One Bank		Cash on hand
	*		*				*		*		*

Balance Per Book		$(1,214.19)		$3,179.06		$-		$-		$120.58		$-		$1,603.88

Balance Per Bank		$47,951.53		$3,179.06		$-		$32,513.82		$119.94		$21,703.15		$1,603.88
(+) Deposits in Transit (Attach List)		-		-		-		-		-		-		-
(-) Outstanding Checks (Attach List)		(48,415.31)		-		-		-		-		(21,706.75)		-
Other (Attach Explanation)		(750.41)		-		-		(32,513.82)		0.64		3.60		-
Adjusted Bank Balance *		$(1,214.19)		$3,179.06		$-		$-		$120.58		$0.00		$1,603.88
* Adjusted bank balance must equal
balance per books

Deposits in Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$-		$-		$-		$-		$-		$-		$-

		$-		$-		$-		$-		$-		$-		$-

Checks Outstanding	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount
	32815	$474.00									20554	$65.17
	32867	124.17									20560	529.93
	32869	88.97									20564	313.00
	32870	630.55									20575	424.40
	32871	12,567.44									20576	376.23
	32872	6,121.00									20577	469.41
	32873	159.13									20578	367.48
	32874	245.00									20579	923.01
	32875	6,967.92									20580	492.27
	32287	669.25									20581	436.85
	32890	1,640.97									20582	532.03
	32891	28.88									20583	470.66
	32892	198.09									20584	98.10
	32893	176.72									20585	994.21
	32894	64.98									20586	242.77
	32895	258.95									20587	429.07
	32896	3,542.54									20588	516.82
	32897	79.84									20589	400.03
	32898	374.69									20590	749.75
	32899	1,280.61									20591	726.27
	32900	1,551.50									20592	280.86
	32901	334.37									20593	539.13
	32902	102.29									20594	565.49
	32903	218.00									20595	754.58
	32888	375.10									20596	493.32
	32889	5,022.19									20597	4,462.80
	32904	4,728.16									20598	1,124.39
	32905	390.00									20599	1,503.77
											20600	2,424.95

		$48,415.31		$-		$-		$-		$-		$21,706.75		$-

Other
Pre-petition checks to be voided		$-		$-		$-		$-		$-		$-		$-
31081		(237.06)
31934		(100.00)
31979		(25.00)
Transfer recorded twice 08/04		(492.27)
Wrong amount recorded transfer 8/17		300.00
Draft 9/28 - NJ		(192.30)
Unreconciled variance		(3.78)								0.64		3.60
Receipts to be applied to loan								(32,513.82)
		$(750.41)		$-		$-		$(32,513.82)		$0.64		$3.60		$-

* Account number has been redacted.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

STATEMENT OF OPERATIONS
(Income Statement)
Accrual Basis

		Cumulative
Revenues	Month	Filing to Date
Gross Revenues	$892,637.00	$892,637.00
Less: Returns and Allowances
Net Revenue	892,637.00	892,637.00

Cost of Goods Sold
Beginning Inventory	223,977.00	223,977.00
Add: Purchases	428,327.00	428,327.00
Add: Cost of Labor	129,443.00	129,443.00
Add: Other Costs (attach schedule)	144,681.00	144,681.00
Less: Ending Inventory	(240,469.00)	(240,469.00)
Cost of Goods Sold	685,959.00	685,959.00
Gross Profit	206,678.00	206,678.00

Operating Expenses
Advertising
Auto and Truck Expense	589.00	589.00
Bad Debts
Contributions
Employee Benefits Programs	4,605.00	4,605.00
Insider Compensation *
Insurance	2,008.00	2,008.00
Management Fees/Bonuses - RCLC fees	150,000.00	150,000.00
Office Expense	5,113.00	5,113.00
Pension & Profit-Sharing Plans	624.00	624.00
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees	30,046.00	30,046.00
Supplies	441.00	441.00
Taxes - Payroll	1,112.00	1,112.00
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)	58,009.00	58,009.00
Total Operating Expenses Before Depreciation	252,547.00	252,547.00
Depreciation/Depletion/Amortization	23,736.00	23,736.00
Net Profit (Loss) Before Other Income & Expenses	(69,605.00)	(69,605.00)

Other Income and Expenses
Other Income (attach schedule)
Interest Expense	45,471.00	45,471.00
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	(115,076.00)	(115,076.00)

Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	-	-
Income Taxes
Net Profit (Loss)	$(115,076.00)	$(115,076.00)

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
Breakdown of "Other" Category	Month	Filing to Date

Other Costs
Building & ramp department costs	$127,632.00	$127,632.00
Avionics department costs	974.00	974.00
Maintenance department costs	5,297.00	5,297.00
Parts & service administration costs	10,778.00	10,778.00

	$144,681.00	$144,681.00
Other Operational Expenses
Audit fees	$5,000.00	$5,000.00
Legal fees
Fees charged by the secured lender	33,394.00	33,394.00
Amortization of loan costs	4,505.00	4,505.00
Allocation of RCLC personnel expenses	15,110.00	15,110.00
	$58,009.00	$58,009.00
Other Income
	$-	$-

	$-	$-
Other Expenses
	$-	$-

	$-	$-
Other Reorganization Expenses
	$-	$-

	$-	$-

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding.

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

BALANCE SHEET
Accrual Basis

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Current Assets
Unrestricted Cash and Equivalents	3,689.00	39,998.00
Restricted Cash and Equivalents (see continuation sheet)
Accounts Receivable (Net)	252,629.00	143,218.00
Notes Receivable
Inventories	240,469.00	223,977.00
Prepaid Expenses	127,923.00	91,243.00
Professional Retainers	25,000.00	25,000.00
Other Current Assets (attach schedule)	559,043.00	527,549.00
Total Current Assets	$1,208,753.00	$1,050,985.00

Property and Equipment
Real Property and Improvements	5,505,335.00	5,505,335.00
Machinery and Equipment	667,352.00	667,352.00
Furniture, Fixtures and Office Equipment	347,127.00	346,616.00
Leasehold Improvements	1,108,308.00	1,108,308.00
Vehicles	15,872.00	15,872.00
Less Accumulated Depreciation	(4,412,711.00)	(4,389,112.00)
Total Property & Equipment	$3,231,283.00	$3,254,371.00

Other Assets
Loans to Insiders *
Other Assets (see schedule)	3,430,429.00	3,514,233.00
Total Other Assets	$3,430,429.00	$3,514,233.00

Total Assets	$7,870,465.00	$7,819,589.00

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	76,148.00
Taxes Payable (refer to Form MOR-4)	11,411.00
Wages Payable	25,892.00
Notes Payable
Rent/Leases - Building/Equipment	6,351.00
Secured Debt / Adequate Protection Payments
Professional Fees	16,378.00
Amounts Due to Insiders *
Other Postpetition Liabilities (attach schedule)	119,653.00
Total Postpetition Liabilities	$255,833.00	$-
Liabilities Subject to Compromise
Secured Debt	3,554,099.00	3,576,750.00
Priority Debt	21,836.00	21,836.00
Unsecured Debt	3,167,609.00	3,234,839.00
Total Pre-Petition Liabilities	$6,743,544.00	$6,833,425.00
Total Liabilities	$6,999,377.00	$6,833,425.00

Owner Equity
Capital Stock	9,040.00	9,040.00
Additional Paid-In Capital	5,987,036.00	5,987,036.00
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	(5,009,912.00)	(5,009,912.00)
Retained Earning - Postpetition	(115,076.00)
Adjustments to Owner Equity (attach schedule)
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	$871,088.00	$986,164.00

Total Liabilities and Owners' Equity	$7,870,465.00	$7,819,589.00

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

BALANCE SHEET - continuation sheet

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Other Current Assets
Deferred income tax assets	120,059.00	120,059.00
Deferred costs of business sale	414,373.00	397,995.00
Other receivables	24,611.00	9,495.00

	$559,043.00	$527,549.00
Other Assets
Deferred income tax assets	888,294.00	888,294.00
Deferred loan costs	93,697.00	98,201.00
Trademark	2,000.00	2,000.00
Accrued income tax - intercompany allocation	313,071.00	313,071.00
Account receivable - RCLC	2,133,367.00	2,212,667.00
	$3,430,429.00	$3,514,233.00

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Other Postpetition Liabilities
Employee 401k deductions	$5,660.00	$-
Other payroll deductions	453.00
Accrued vacation, sick, and holiday pay	12,914.00
Accrued audit fees	5,000.00
Accrued line service incentive pay	2,500.00
Accrued interest expense	30,100.00
Accrued other bank charges	15,035.00
Accrued 401k Company match	2,673.00
Accrued credit card fees	4,238.00
Cash in advance payments	(5,498.00)
Accrued other	3,172.00
Deferred rental income	43,406.00

	$119,653.00	$-

Adjustments to Owner Equity

	$-	$-

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

STATUS OF POSTPETITION TAXES

	Beginning	Amount Withheld			Check No.	Ending
	Tax Liability	or Accrued	Amount Paid	Date Paid	or EFT	Tax Liability
Federal
Withholding (1)	$(500.00)	$18,239.55	$14,723.39			$3,016.16
FICA-Employee		11,041.46	9,155.49			1,885.97
FICA-Employer		11,041.46	9,155.49			1,885.97
Unemployment		14.40				14.40
Income						-
Other:						-
Total Federal Taxes	$(500.00)	$40,336.87	$33,034.37			$6,802.50

State and Local
Withholding - New Jersey	-	2,344.10	1,961.42			382.68
Withholding - Pennsylvania	-	1,612.93	-			1,612.93
Sales		3,223.09	1,730.72	9/20/2010		1,492.37
Excise						-
Unemployment - New Jersey		1,120.38				1,120.38
Real Property (2)	(19,585.80)	19,585.80				-
Personal Property						-
Other:						-
Total State and Local	$(19,585.80)	$27,886.30	$3,692.14			$4,608.36

Total Taxes	$(20,085.80)	$68,223.17	$36,726.51			$11,410.86

(1) Overpayment in July 2010 applied to third quarter
(2) Third quarter property taxes paid earlier in the quarter.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$76,148.31	$23.88	$-	$-	$-	$76,172.19
Wages Payable	25,892.00					25,892.00
Taxes Payable	11,410.86					11,410.86
Rent/Leases-Building	6,351.00					6,351.00
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments						-
Professional Fees	16,378.40					16,378.40
Amounts Due to Insiders *						-
Other: Employee deductions	6,113.00					6,113.00
Other: Accrued expenses & deferred income	113,540.00					113,540.00
Total Postpetition Debts	$255,833.57	$23.88	$-	$-	$-	$255,857.45

In re	RA Liquidating Corp	Case No.	10-35315-MBK
		Reporting Period	08/18/10 - 09/30/10

ACCOUNTS RECEIVABLE RECONCILING AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$154,543.12
(+) Amounts billed during the period	948,817.67
(-) Amounts collected during the period	820,466.65
(-) Credit card fees and credits during the period	19,177.57
Total Accounts Receivable at the end of the reporting period		$263,716.57

Accounts Receivable Aging	Amount
0 - 30 days old	228,913.06
31 - 60 days old	41,293.10
61 - 90 days old	5,576.44
91 + days old	(12,066.03)
Total Accounts Receivable		$263,716.57
Amounts considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$263,716.57

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	X
below.
4.	Are workers compensation, general liability and other necessary insurance	X
coverage in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.